LATTICE SEMICONDUCTOR Q3 2015 Earnings Call

Page: 2 Lattice Semiconductor Q3 Earnings Call - October 2015 SAFE HARBOR This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements relating to our ability to achieve synergies of at least $49 million within the first year after closing of the Silicon Image transaction, our expectation that our products are positioned for success, our belief that more capabilities equal more opportunities to grow, our belief that Lattice is winning, that we are positioned for growth as the economy improves, our expected restructuring charges, our expected operational spending in 2016, and statements relating to Q4 Financial Guidance including expected revenue, gross margin, total operating expenses, restructuring charges and acquisition related charges. Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include global economic uncertainty, overall semiconductor market conditions, market acceptance and demand for our new and existing products, the Company's dependencies on its silicon wafer suppliers, the impact of competitive products and pricing, technological and product development risks, the risk that we will fail to achieve the anticipated benefits and synergies of the Silicon Image transaction, and the risk of disruptions to our business, operations or relationships with customers, employees, and other third parties in connection with the transaction. In addition, actual results are subject to other risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 3, 2015. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward- looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Page: 3 Lattice Semiconductor Q3 Earnings Call - October 2015 Q3 SUMMARY  Revenue of $109.7 million on a GAAP basis and $110.1 million on a non-GAAP basis  Net loss of $24.9 million or $0.21 per basic and diluted share on a GAAP basis, compared to net loss of $5.2 million or $0.04 per basic and diluted share on a non-GAAP basis  Gross margin of 54.5% on a GAAP basis and 55.7% on a non-GAAP basis  Operating Expenses $77.8 million on a GAAP basis and $57.6 million on a non- GAAP basis  Synergy savings increase to approximately $49 million up from prior committed $42 million  Actions taken in October to balance headcount and infrastructure spending to a stabilized revenue run rate  Macro headwinds remain. Weak overall demand and supply channel balancing impacted our Industrial and consumer segments. Communication market is up as China build-out continues

Page: 4 Lattice Semiconductor Q3 Earnings Call - October 2015 MORE CAPABILITIES EQUAL MORE OPPORTUNITIES TO GROW  Lattice is focused on its strategic objectives and pursuing the highest ROI expansion opportunities in Consumer, Industrial and Communications markets  Significantly expanded array of product and capabilities  FPGAs to Video IP standards expertise to DTV & AVR leadership products to mmWave technologies  Leader in IP sales, while collecting recurring royalties on HDMI and MHL  Broader, deeper customer discussions open new opportunities  Building a lean, agile organization aligned with the long-term strategic needs of our Company and our customers’ roadmaps  See a clear path to achieving non-GAAP operating income target of 20%

Page: 5 Lattice Semiconductor Q3 Earnings Call - October 2015 LATTICE IS WINNING  Executing on multiple fronts with a powerful solutions portfolio  iCE: Finding homes in many consumer devices where only a tiny FGPA can execute the “always on” functionality while conserving power  Next Generation HDMI: Total leadership with the highest resolution; Driving the HDMI standard to higher levels of performance and capabilities  MachXO3: Expect a fast ramp similar to MachXO2; Just released a higher speed version of successful MachXO3L to support up to 900 Mbps  ECP5: Targeted for small cells, micro servers, broadband access and industrial video. Optimal at reducing development risk and accelerating time-to-market  60GHz: Greatest competitive advantages in Wireless & Communications; Lattice has unique, industry leading 60GHz mmWave RF and electronic beam forming technology; Enabling world’s first 60GHz smartphone

Page: 6 Lattice Semiconductor Q3 Earnings Call - October 2015 Q3 FINANCIAL HIGHLIGHTS Reducing Costs & Increasing Efficiencies Revenue was $109.7 million on a GAAP basis and $110.1 million on a non-GAAP basis Gross margin was 54.5% on a GAAP basis and 55.7% on a non-GAAP basis  Includes $1.2M in charges associated with ramping a dual source 40nm Fab and Backend capability which negatively impacted Gross Margin approx. 1%  Expect comparable impact to occur in 4Q 2015 and 1Q 2016 Non-GAAP operating expenses were $57.6 million Excluding:  $6.8 million in restructuring charges  $0.6 million in acquisition related charges  $8.9 million in amortization of acquired intangible assets  $3.8 million in stock-based compensation expense Non-GAAP net loss of $0.04 per basic and diluted share 86.6 83.6 90.4 109.4 110.1 $0 $20 $40 $60 $80 $100 $120 3Q14 4Q14 1Q15 2Q15 3Q15 Non-GAAP Revenue ($M) 36.8 37.7 45.6 63.2 57.6 $0 $10 $20 $30 $40 $50 $60 $70 3Q14 4Q14 1Q15 2Q15 3Q15 Non-GAAP OPEX ($M) SIMG Acquisition Integration 40% 45% 50% 55% 60% 3Q14 4Q14 1Q15 2Q15 3Q15 Non-GAAP Gross Margin (%) 58.9 55.6 57.8 56.9 55.7

Page: 7 Lattice Semiconductor Q3 Earnings Call - October 2015 Q3 FINANCIAL OVERVIEW Synergies Actioned Operating synergies raised from $30 million to approximately $49 million on an annualized basis 0 5 10 15 20 25 30 35 40 45 50 Q2 2015 Q3 2015 Q4 2015 M illion s $ Additional reductions based on restructuring actions taken in October are not reflected in the approximately $49 Million.

Page: 8 Lattice Semiconductor Q3 Earnings Call - October 2015 ADDITIONAL INFRASTRUCTURE LEVELING We continue to control the variables under our control as we drive to our 20% non-GAAP operating income target. We recently took action to reduce our headcount by approximately 13%.  This action resulted in an accrual of severance and related costs of approximately $5.7 million in Q3 as part of a restructuring charge  We expect to incur an additional $500 thousand over the next 6 months as part of this restructuring action We expect annualized non-GAAP operational spending to move to a run rate of approximately $175 million in 2016. This action was targeted at optimizing our operational spending at a lower stabilized revenue run rate to generate appropriate free cash flow and enhance shareholder value.

Page: 9 Lattice Semiconductor Q3 Earnings Call - October 2015 Q4 FINANCIAL GUIDANCE Revenue for the fourth quarter of 2015 is expected to be approximately flat to plus or minus 3% as compared to the third quarter of 2015. Gross margin percentage for is expected to be approximately 57% plus or minus 2% on a non-GAAP basis. Total operating expenses, excluding acquisition or restructuring related charges, are expected to be approximately $49 million plus or minus 3% on a non-GAAP basis. Restructuring charges are expected to be approximately $7.0 million. Acquisition related charges, including amortization of acquired intangible assets are expected to be approximately $9.5 million.

Page: 10 Lattice Semiconductor Q3 Earnings Call - October 2015 We have the right team, technology, plan, and financial strength to succeed!  Proactively sized business  Aggressively pursuing many diverse opportunities  Clear competitive and technological advantages  Ready with a leaner, meaner operating structure and powerful solutions portfolio to win WHY LATTICE SEMICONDUCTOR WINS